UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:
Preliminary Information Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
Definitive Information Statement

CHINA GRANITE CORPORATION
(Name of Registrant As Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
No fee required
Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

CHINA GRANITE CORPORATION
2642 Collins Avenue, Suite #305, Miami Beach, Florida 33140

INFORMATION STATEMENT
STOCKHOLDER MAJORITY ACTION AS OF MAY 29, 2006

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NOTICE IS HEREBY GIVEN TO ALL STOCKHOLDERS THAT A MAJORITY ACTION OF STOCKHOLDERS (THE "ACTION") OF CHINA GRANITE CORPORATION ("CHINA GRANITE" OR THE "COMPANY") WAS TAKEN BY WRITTEN RESOLUTION ON MAY 29, 2006 BY THE MAJORITY OF STOCKHOLDERS IN ACCORDANCE WITH SECTIONS 78.315 AND 78.320 OF THE NEVADA REVISED STATUTES. THESE PERSONS COLLECTIVELY OWN IN EXCESS OF THE REQUIRED MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF CHINA GRANITE NECESSARY FOR THE ADOPTION OF THE FOLLOWING ACTION:

Amend of the Articles of Incorporation to change the name of China Granite from "China Granite Corporation" to "Strategic Rare Earth Metals Inc."

STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON MAY 18, 2006 SHALL BE ENTITLED TO RECEIPT OF THIS INFORMATION STATEMENT.

BY ORDER OF THE BOARD OF DIRECTORS,

_________________________________

Dong Chen

Chief Executive Officer, President and Director

Approximate date of mailing: June 9, 2006

CHINA GRANITE CORPORATION

2642 Collins Avenue, Suite #305, Miami Beach, Florida 33140

INFORMATION STATEMENT FOR STOCKHOLDERS

The Board of Directors of China Granite Corporation, a Nevada
corporation ("China Granite" or the "Company") is furnishing this
Information Statement to stockholders in connection with a majority action of stockholders (the "Action") of China Granite taken on May 29, 2006, in accordance with sections 78.315 and 78.320, respectively of the Nevada Revised
Statutes. These stockholders collectively own in excess of the required majority of the outstanding voting securities of China Granite necessary for the adoption of the action. The following matters were approved:

  Amend of the Articles of
  Incorporation to change the name of China Granite from "China Granite
  Corporation" to "Strategic Rare Earth Metals Inc."

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT
TO SEND US A PROXY. PLEASE DO NOT SEND IN ANY OF YOUR STOCK CERTIFICATES AT THIS
TIME.

This Information Statement is first being mailed on or about
June 9, 2006. This Information Statement constitutes notice to China Granite's stockholders of corporate action by stockholders without a meeting as required by Chapter 607 of the Nevada Revised Statutes.

The date of this Information Statement is May 30, 2006.

CHINA GRANITE CORPORATION

Dong Chen

Chief Executive Officer, President and Director

QUESTIONS AND ANSWERS

                            Q: What am I being asked to approve?

A: You are not being asked to approve anything. This
  Information Statement is being provided to you solely for your information.
  Stockholders holding a majority of the outstanding voting common stock of
  China Granite (the "Majority Stockholders") have already agreed to approve:

  Amend of the Articles of
  Incorporation to change the name of China Granite From "China Granite
Corporation" to "Strategic Rare Earth Metals Inc."

Q: Why have the Board of Directors and the Majority
  Stockholders agreed to approve these actions?

A: Management of China Granite believes that the new name,
  "Strategic Rare Earth Metals Inc." will better reflect the business direction the company intends to follow.

Q: Do I have appraisal rights?

A: No. Nevada law only provides stockholders with appraisal
  rights in the event of a sale or exchange of all, or substantially all, of the property of a Nevada corporation, other than in the usual and regular course of business. Nevada does not provide for dissenter's rights of appraisal in connection with the action to amend its Articles of Incorporation being taken by China Granite at this time.

Q: When do you expect to complete the change proposed in
  this Information Statement?

A: The amendment to the Articles of Incorporation of China
  Granite will become effective on the opening of business on the twenty first day following the mailing of this Information Statement to the stockholders of
  China Granite. China Granite will file the Articles of Amendment with the
  Secretary of the State of Nevada and such other agencies or entities as may be deemed required or necessary.

Q: Who can I call with questions?

A: Please call Michael Miller, China Granite's Vice
  President of Investor Relations, at: (866) 281-2188 or by emailing: mmiller@chinagranitecorp.com.

GENERAL INFORMATION

Outstanding Shares and Voting Rights

On May 29, 2006 (the "Record Date"), China Granite had 30,028,597
outstanding shares of common stock with a par value of $0.001 per share. These are the securities that would have been entitled to vote if a meeting was required to be held. Each share of common stock is entitled to one vote. The outstanding shares of common stock at the close of business on Record Date for determining stockholders who would have been entitled to notice of and to vote on the proposed amendment to China Granite's Articles of Incorporation, were held by approximately forty-two (42) stockholders of record. In connection with the various matters outlined in this Information Statement, China Granite's
Board of Directors and a majority of its stockholders, by written consent in lieu of a stockholders meeting, have agreed to:

      Amend of the Articles of Incorporation to change the name of China Granite from "China Granite Corporation" to "Strategic Rare Earth Metals Inc."

Approval of Name Change. The amendment to the Articles of
Incorporation to change our name to "Strategic Rare Earth Metals Inc." is intended to better reflect the new business direction being proposed by management of China Granite.

Approval of the change to China Granite's name requires the
affirmative consent of at least a majority of the outstanding shares of common stock of China Granite. Eight majority Stockholders holding a total of
17,421,002 shares of common stock (58.01%) have already agreed to this action.

Record
Date

The close of business on May 29, 2006, has been fixed as the record date for the determination of stockholders entitled to receive this
Information Statement (the "Record Date").

Expenses
of Information Statement

The expenses of mailing this Information Statement will be
borne by China Granite, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the
Information Statement to the beneficial owners of the common stock, held of record by such persons, and that China Granite will reimburse them for their reasonable expenses incurred in connection therewith.

Interest
of Certain Persons in Matters to Be Acted on

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, through security holdings or otherwise, in the proposed amendment to effect the forward split of China
Granite's outstanding voting securities or in any action covered by the related resolutions adopted by the Board of Directors and the Majority Stockholders,
which is not shared by all other stockholders.

Shareholder Proposals for the 2007 Proxy Statement

Any shareholder satisfying the SEC requirements and wishing to submit a proposal to be included in the Proxy Statement for the 2007 Annual Meeting of
Shareholders should submit the proposal, along with proof of ownership of China
Granite's stock in accordance with SEC Rule 14a-8(b)(2) promulgated under the
Securities Exchange Act of 1934, in writing to China Granite 's principal executive offices, in care of the Office of the Corporate Secretary, China
Granite, 2642 Collins Avenue, Suite #305, Miami Beach, Florida 33140.
Alternatively, it may be faxed to 305-538-2603 attention: Costas Takkas,
Director. Failure to deliver a proposal by one of these means may result in it not being deemed timely received. The proposal must be received by January 15,
2007 for China Granite to consider it for inclusion in the Proxy Statement for the 2007 Annual Meeting of Shareholders. Shareholders who wish to present other business for the 2007 Annual Meeting of Shareholders must notify the Corporate
Secretary in writing of their intent. This notification must be received by
China Granite between September 30, 2006 and January 15, 2007. This requirement does not apply to the deadline for submitting shareholder proposals for inclusion in the Proxy Statement (see paragraph immediately above), nor does it apply to questions a shareholder may want to ask at the meeting.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS

The following table sets forth information concerning the
ownership of common stock with respect to stockholders who were known to China
Granite to be beneficial owners of more than 5% of the common stock and the officers, directors and management of China Granite individually and as a group as of the Record Date. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of common stock as of
May 18, 2006.

Name and address

Amount and Nature

Percent of

of beneficial owner

of Beneficial Owner

Voting Stock(1)

  Dong Chen, Chief Executive
  Officer, President
and Director

2,076,884

9.01%

Maria C. Maz, Treasurer

36,000

0.12%

  Michael Miller, Vice-President of
  Investor
Relations

105,000

0.35%

Costas Takkas, Director

1,175,020

3.91%

  Ricardo Requeno
  25 De Mayo
  444, Piso 2, 1100
Montevideo, Uruguay

3,955,224

13.17%

Lucky Ocean Group Ltd.

3,100,154

10.32%

  Bruce C.E. Russell, In Trust
  Suite 220 - 4411 Hastings Street East
Burnaby, BC V5C 2K1(3)

3,175,310

10.57%

  All Officers and Directors as a
Group

3,392,904

11.30%

that consists of seven people

Notes:

  Unless otherwise stated, the address of all persons in the table is c/o
 China Granite Corporation, 2642 Collins Avenue, Suite 305, Miami Beach, Florida
 33140.

  Based on 30,028,597 shares outstanding as of May 18, 2006 and, as to a specific person, shares issuable pursuant to the conversion or exercise, as the case may be, of currently exercisable or convertible debentures, share purchase warrants and stock options within 60 days.

  The shares held by Mr. Russell in trust are beneficially owned by three individuals: Juan Chen (1,245,939 shares); Qui Chen (1,127,193 shares); and
 Yuzhong Li (802,178 shares).

AMENDMENT TO ARTICLES OF INCORPORATION

Name Change

The proposed amendment to China Granite's Articles of
Incorporation will cause China Granite to change its name to "Strategic Rare
Earth Metals Inc." On filing of the Amendment to the Articles of Amendment with the Nevada Secretary of State, the name change will be effective.

The Majority Shareholders also gave the directors the power
to not proceed with the name change at any time prior to the issuance of a certificate of amendment giving effect to the Articles of Amendment if the Board of Directors deems it in the best interest of China Granite not to proceed with the name change.

General

The amendment to China Granite's Articles of Incorporation will become effective on the opening of business on the twenty first day following the mailing of the
Definitive Stockholders Information Statement to China Granite's stockholders.
Any executive officer, as required by the Nevada Law, is entitled to execute and file the Articles of Amendment with the Secretary of the State of the State of
Nevada and such other agencies or entities as may be deemed required or necessary.

The share certificates you now hold will continue to be
valid. In the future, new share certificates will be issued bearing the new name, but this in no way will affect the validity of your current share certificates. Certificates representing post-split common stock and bearing our new name will be issued in due course as old share certificates are tendered for exchange or transfer to our transfer agent Securities Transfer Corporation, 2591
Dallas Parkway Suite 102, Frisco Texas 75034.

SHARE CAPITALIZATION OF CHINA GRANITE

Material Terms of the Common Stock

As of the Record Date, there were 30,028,597 shares issued
and outstanding held by forty-two (42) registered stockholders.

The holders of shares of common stock are entitled to one
vote for each share held of record on each matter submitted to stockholders.
Shares of common stock do not have cumulative voting rights for the election of directors. The holders of shares of common stock are entitled to receive such dividends as the Board of Directors may from time to time declare out of funds of China Granite, legally available for the payment of dividends. The holders of shares of common stock do not have any preemptive rights to subscribe for or purchase any stock, obligations or other securities of China Granite and have no rights to convert their common stock into any other securities.

On any liquidation, dissolution or winding up of China
Granite, holders of shares of common stock are entitled to receive pro rata on all of the assets of China Granite available for distribution to stockholders.

The foregoing summary of the material terms of the capital
stock of China Granite does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the provisions of the Articles of Incorporation of China Granite, as amended by the Amendment to the Articles attached hereto as Exhibit A.

Dividends

There are no restrictions in China Granite's Articles of
Incorporation or bylaws that restrict us from declaring dividends. The Nevada
Revised Statutes, however, prohibit it from declaring dividends where, after giving effect to the distribution of the dividend:

  China Granite would not be able to pay its debts as they become due in the usual course of business; or

  China Granite's total assets would be less than the sum of its total liabilities, plus the amount that would be needed to satisfy the rights of stockholders who have preferential rights superior to those receiving the distribution.

China Granite has never declared nor paid any cash dividends on its capital stock and does not anticipate paying cash dividends in the foreseeable future. The payment by China Granite of dividends, if any, in the future, rests within the discretion of its Board of Directors and will depend, among other things, upon China Granite's earnings, its capital requirements and its financial condition, as well as other relevant factors.

NO DISSENTER'S RIGHTS

Under the Nevada Revised Statutes, the change of China
Granite's name does not require China Granite to provide dissenting stockholders with a right of appraisal and China Granite will not provide stockholders with such a right.

FORWARD LOOKING INFORMATION

Certain statements included in this Information Statement
regarding China Granite, which are not historical facts, are forward-looking statements, including the information provided with respect to the future business operations and anticipated agreements and projects of China Granite.
These forward-looking statements are based on current expectations, estimates, assumptions and beliefs of management; and words such as "expects,"
"anticipates," "intends," "plans," "believes," "estimates" and similar expressions are intended to identify such forward-looking statements.
Accordingly, actual results may differ materially from those expressed in the forward-looking statements.

INDEPENDENT
ACCOUNTANTS

China Granite's current auditor is the firm of Rotenberg & Co., LLP. During the past two years there have been no changes in, or disagreements with, accountants on accounting and/or financial disclosure.

INTERESTS OF CERTAIN PERSONS TO BE
ACTED UPON

None of China Granite's directors or officers have any substantial interest, directly or indirectly, through holding securities or otherwise, in the matters to be acted upon, specified in this Information Statement.

PROPOSALS BY SECURITY HOLDERS AND
OTHER MATTERS

China Granite's  Board  of Directors does  not  know  of  any other matters  that are to be presented to the stockholders  for  their approval   and  consent  pursuant  to  the  written  consent   of stockholders  other  than those referred to in  this  Information Statement.

DELIVERY OF DOCUMENT TO SECURITY
HOLDERS SHARING AN ADDRESS

One  Information  Statement will be  delivered  to  multiple stockholders  sharing  an  address unless  China Granite  receives contrary instructions from one or more of the stockholders.  Upon receipt  of  such notice, China Granite will undertake  to  deliver promptly a  separate copy of the Information  Statement  to  the stockholder at the shared address to which a single copy  of  the documents  was delivered and provide instructions as to  how  the stockholder can notify China Granite that the stockholder wishes to receive
a  separate copy of the Information Statement.   In  the event  a  stockholder desires to provide such  a  notice  to  China Granite  such  notice may be given verbally  by  telephoning  China Granite's  offices at (866) 281-2188 or by mail China Granite's mailing address at China Granite Corporation, 2642 Collins Avenue, Suite #305, Miami Beach, Florida  33140.

WHERE YOU CAN FIND MORE INFORMATION

China Granite files annual, quarterly and special reports, proxy statements and other information with the SEC. You can read and copy any materials that
China Granite files with SEC at the SEC's Public Reference Room at 100 F Street
N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov.

INCORPORATION OF DOCUMENTS BY REFERENCE

The SEC allows China Granite to "incorporate by reference" the information it files with them, which means that China Granite can disclose important information to you without re-printing the information in this Information
Statement by referring you to prior and future filings with the SEC. The information China Granite incorporates by reference is an important part of this
Information Statement. Subsequent information that China Granite files with SEC will automatically update and supersede this information.

China Granite incorporates by reference the following documents filed by
China Granite pursuant to the Securities Exchange Act of 1934 any future filings
China Granite makes with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the
Exchange Act pertaining to this information statement. You may request a copy of these filings (other than an exhibit to any of these filings unless China
Granite has specifically incorporated that exhibit by reference into the filing), at no cost, by writing or telephoning China Granite at the following address:

                           China Granite Corporation

2642 Collins Avenue, Suite #305

  Miami Beach, Florida 33140

  Telephone: (866) 281-2188

You should rely only on the information China Granite has provided or incorporated by reference in this Information Statement or any supplement. China
Granite has not authorized any person to provide information other than that provided here. China Granite has not authorized anyone to provide you with different information.

You should not assume that the information in this Information Statement or any supplement is accurate as of any date other than the date on the front of the document.

BY ORDER OF THE BOARD OF DIRECTORS

Dong Chen

Chief Executive Officer, President and Director

EXHIBIT "A"
CERTIFICATE OF AMENDEMENT TO

ARTICLES OF CHINA GRANITE CORPORATION

  DEAN
  HELLER
  Secretary of State
  202 North Carson Street, Suite 1
  Carson City, Nevada 89701-4299
  (775)
  684 5708
  Website: secretaryofstate.biz

  Certificate of Amendment

   (PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form.

  ABOVE SPACE IS FOR OFFICE USE ONLY

   Certificate of Amendment to Articles of Incorporation
   For Nevada Profit Corporations
  (Pursuant to NRS 78.385 and 78.390 -
  After Issuance of Stock)

  1.
Name of corporation:

           China Granite Corporation

  2. The
articles have been amended as follows (provide article numbers, if available):

      1. NAME OF CORPORATION: Strategic Rare Earth Metals Inc.

  3. The
  vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of
the amendment is:

58.01%

  4.
Effective date of filing (optional):

06 /30 /06

5. Officer Signature (required):

Dong Chen, C.E.O., President and Director

   If
  any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

  IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

  This form must be
accompanied by appropriate fees. See attached fee schedule.
  Nevada
Secretary of State AM 78.385 Amend 2003 Revised on: 11/03/03